Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS RESULTS FOR THE QUARTER ENDED JUNE 30, 2026

NEWS RELEASE

Omaha, NE, August 5, 2026 - AMCON Distributing Company (“AMCON” or “the Company”) (NYSE American: DIT), an Omaha, Nebraska based Convenience and Foodservice Distributor, is pleased to announce fully diluted earnings per share of $2.85 on net income available to common shareholders of $2.7 million for its third fiscal quarter ended June 30, 2026.

“AMCON’s operating philosophy has always been centered on a superior level of customer service. We are seeing the benefits of our approach and the associated commitment in facilities and geographic reach to support our retail partners,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. He further noted, “We continue to actively seek strategic acquisition opportunities for Convenience and Foodservice Distributors, and their families, who desire to align with our customer focused approach philosophy and further the legacy of their enterprises.”

“AMCON’s ability to deliver product in an efficient fashion is a key strategic benefit to our retail partners in an era of rising costs,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. He further noted, “AMCON’s broad geographic scope enables us to service customers across multiple time zones. Our customer-centric approach provides extraordinary value to our retail partners in challenging weather conditions as our AMCON teams ensure a consistent and timely flow of goods and services. As we grow, our customer base has demonstrated enthusiasm for our integrated state-of-the-art advertising, design, print and electronic display programs. These marketing tools provide our customers a competitive edge, especially in support of foodservice.”

For the fiscal quarter ended June 2026, the wholesale distribution segment reported revenues of $824.7 million and operating income of $9.2 million, and the retail health food segment reported revenues of $10.7 million and an operating loss of $0.2 million.

“We continue our relentless daily focus on managing the Company’s balance sheet and maximizing our liquidity position. At June 30, 2026, our shareholders’ equity was $115.5 million,” said Charles J. Schmaderer, AMCON’s Chief Financial Officer. Mr. Schmaderer also added, “Cost structures for Convenience Distributors have been impacted by the cumulative impact of inflation over a multi-year period. These inflationary pressures have resulted in higher operating expenses in areas such as product costs, labor and employee benefits, equipment, and insurance. We were pleased to be able to divest two of our facilities in the third quarter which enabled us to realize greater operating efficiency as a result.”

AMCON, and its subsidiaries Team Sledd, LLC and Henry’s Foods, Inc., is a leading Convenience and Foodservice Distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and refrigerated foods, automotive supplies and health and beauty care products serving thirty-four (34) states from thirteen (13) distribution centers in Colorado, Idaho, Illinois, Indiana, Minnesota, Missouri, Nebraska, Ohio, South Dakota, Tennessee and West Virginia. Through its Healthy Edge Retail Group, AMCON operates fifteen (15) health and natural product retail stores in the Midwest and Florida.

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This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:

Charles J. Schmaderer

AMCON Distributing Company

Ph 402-331-3727

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AMCON Distributing Company and Subsidiaries

Condensed Consolidated Balance Sheets

June 30, 2026 and September 30, 2025

	June	September
	2026	2025
	(Unaudited)
ASSETS
Current assets:
Cash	$636,644	$744,613
Accounts receivable, less allowance for credit losses of $2.7 million at June 2026 and $2.4 million at September 2025	77,799,572	73,192,069
Inventories, net	153,611,733	153,276,545
Income taxes receivable	—	140,986
Prepaid expenses and other current assets	17,199,541	12,150,645
Total current assets	249,247,490	239,504,858

Property and equipment, net	108,959,374	107,844,655
Operating lease right-of-use assets, net	27,859,940	30,488,841
Goodwill	5,778,325	5,778,325
Other intangible assets, net	3,892,581	4,240,359
Other assets	3,587,673	3,231,488
Total assets	$399,325,383	$391,088,526

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$56,103,868	$69,532,355
Accrued expenses	15,978,173	15,459,406
Accrued wages, salaries and bonuses	5,090,221	6,745,698
Income taxes payable	996,840	—
Current operating lease liabilities	7,666,894	7,862,117
Current maturities of long-term debt	4,854,777	5,471,310
Current mandatorily redeemable non-controlling interest	—	7,020,895
Total current liabilities	90,690,773	112,091,781

Credit facilities	160,766,169	126,804,775
Deferred income tax liability, net	3,102,139	4,048,070
Long-term operating lease liabilities	20,364,983	22,845,456
Long-term debt, less current maturities	7,478,293	11,033,949
Other long-term liabilities	1,437,230	1,193,081

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 976,028 shares outstanding at June 2026 and 953,378 shares outstanding at September 2025	13,203	9,799
Additional paid-in capital	38,634,508	36,991,031
Retained earnings	109,243,343	108,475,842
Treasury stock at cost	(32,405,258)	(32,405,258)
Total shareholders’ equity	115,485,796	113,071,414
Total liabilities and shareholders’ equity	$399,325,383	$391,088,526

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AMCON Distributing Company and Subsidiaries

Condensed Consolidated Unaudited Statements of Operations

for the three and nine months ended June 30, 2026 and 2025

	For the three months ended June		For the nine months ended June
	2026	2025	2026	2025
Sales (including excise taxes of $157.7 million and $141.7 million, and $438.8 and $411.2 million, respectively)	$835,340,185	$739,615,416	$2,281,047,956	$2,070,391,760
Cost of sales	785,535,765	690,000,517	2,139,706,010	1,930,855,424
Gross profit	49,804,420	49,614,899	141,341,946	139,536,336
Selling, general and administrative expenses	43,013,403	42,529,118	125,988,512	123,224,702
Depreciation and amortization	2,338,431	2,222,243	7,342,674	7,315,871
Operating expenses	45,351,834	44,751,361	133,331,186	130,540,573
Gain on sales of real estate	(1,796,723)	—	(1,796,723)	—
	43,555,111	44,751,361	131,534,463	130,540,573
Operating income	6,249,309	4,863,538	9,807,483	8,995,763

Other expense (income):
Interest expense	2,590,977	2,671,004	7,480,651	7,784,032
Change in fair value of mandatorily redeemable non-controlling interest	—	195,750	438,240	663,418
Other income, net	(43,234)	(111,763)	(249,457)	(279,693)
	2,547,743	2,754,991	7,669,434	8,167,757
Income from operations before income taxes	3,701,566	2,108,547	2,138,049	828,006
Income tax expense	1,015,000	790,000	833,000	751,000
Net income available to common shareholders	$2,686,566	$1,318,547	$1,305,049	$77,006

Basic earnings per share available to common shareholders	$2.89	$1.43	$1.41	$0.08
Diluted earnings per share available to common shareholders	$2.85	$1.42	$1.40	$0.08

Basic weighted average shares outstanding	930,727	922,857	928,846	920,866
Diluted weighted average shares outstanding	943,918	926,551	934,865	924,387

Dividends paid per common share	$0.12	$0.12	$0.55	$0.55

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AMCON Distributing Company and Subsidiaries

Condensed Consolidated Unaudited Statements of Shareholders’ Equity

for the three and nine months ended June 30, 2026 and 2025

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED JUNE 2025
Balance, April 1, 2025	1,297,814	$9,799	(329,656)	$(31,272,163)	$35,715,308	$106,897,928	$111,350,872
Dividends on common stock, $0.12 per share	—	—	—	—	—	(116,183)	(116,183)
Compensation expense related to equity-based awards	—	—	—	—	637,861	—	637,861
Net income available to common shareholders	—	—	—	—	—	1,318,547	1,318,547
Balance, June 30, 2025	1,297,814	$9,799	(329,656)	$(31,272,163)	$36,353,169	$108,100,292	$113,191,097

THREE MONTHS ENDED JUNE 2026
Balance, April 1, 2026	1,320,464	$13,203	(344,436)	$(32,405,258)	$38,085,548	$106,673,900	$112,367,393
Dividends on common stock, $0.12 per share	—	—	—	—	—	(117,123)	(117,123)
Compensation expense related to equity-based awards	—	—	—	—	548,960	—	548,960
Net income available to common shareholders	—	—	—	—	—	2,686,566	2,686,566
Balance, June 30, 2026	1,320,464	$13,203	(344,436)	$(32,405,258)	$38,634,508	$109,243,343	$115,485,796

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
NINE MONTHS ENDED JUNE 2025
Balance, October 1, 2024	1,275,164	$9,648	(329,656)	$(31,272,163)	$34,439,735	$108,552,565	$111,729,785
Dividends on common stock, $0.55 per share	—	—	—	—	—	(529,279)	(529,279)
Compensation expense and issuance of stock in connection with equity-based awards	22,650	151	—	—	1,913,434	—	1,913,585
Net income available to common shareholders	—	—	—	—	—	77,006	77,006
Balance, June 30, 2025	1,297,814	$9,799	(329,656)	$(31,272,163)	$36,353,169	$108,100,292	$113,191,097

NINE MONTHS ENDED JUNE 2026
Balance, October 1, 2025	1,297,814	$9,799	(344,436)	$(32,405,258)	$36,991,031	$108,475,842	$113,071,414
Dividends on common stock, $0.55 per share	—	—	—	—	—	(537,548)	(537,548)
Compensation expense and issuance of stock in connection with equity-based awards	22,650	151	—	—	1,646,730	—	1,646,881
Issuance of shares for stock split	—	3,253	—	—	(3,253)	—	—
Net income available to common shareholders	—	—	—	—	—	1,305,049	1,305,049
Balance, June 30, 2026	1,320,464	$13,203	(344,436)	$(32,405,258)	$38,634,508	$109,243,343	$115,485,796

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AMCON Distributing Company and Subsidiaries

Condensed Consolidated Unaudited Statements of Cash Flows

for the nine months ended June 30, 2026 and 2025

	June	June
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income available to common shareholders	$1,305,049	$77,006
Adjustments to reconcile net income available to common shareholders to net cash flows from (used in) operating activities:
Depreciation	6,994,896	6,924,921
Amortization	347,778	390,950
Gain on sales of real estate	(1,796,723)	—
Gain on sales of property and equipment	(94,394)	(83,186)
Equity-based compensation	1,646,881	1,913,585
Deferred income taxes	(945,931)	(1,049,698)
Provision for credit losses	326,000	289,549
Inventory allowance	33,445	(108,194)
Change in fair value of contingent consideration	—	(1,453,452)
Change in fair value of mandatorily redeemable non-controlling interest	438,240	663,418
Changes in assets and liabilities, net of effects of business combinations:
Accounts receivable	(4,933,503)	(8,471,600)
Inventories	(368,633)	(1,924,234)
Prepaid and other current assets	(5,048,896)	(1,998,163)
Other assets	(356,185)	(255,431)
Accounts payable	(13,645,498)	(7,669,560)
Accrued expenses and accrued wages, salaries and bonuses	(1,183,505)	(1,068,207)
Other long-term liabilities	244,149	400,606
Income taxes payable and receivable	1,137,826	950,130
Net cash flows from (used in) operating activities	(15,899,004)	(12,471,560)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(11,749,261)	(8,238,960)
Proceeds from sales of real estate	5,573,241	—
Proceeds from sales of property and equipment	174,533	106,163
Acquisition of Arrowrock Supply	—	(6,131,527)
Net cash flows from (used in) investing activities	(6,001,487)	(14,264,324)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	2,163,783,506	1,929,823,754
Repayments under revolving credit facilities	(2,129,822,112)	(1,896,504,987)
Principal payments on long-term debt	(4,172,189)	(3,938,660)
Dividends on common stock	(537,548)	(529,279)
Redemption and distributions to non-controlling interest	(7,459,135)	(1,961,410)
Net cash flows from (used in) financing activities	21,792,522	26,889,418
Net change in cash	(107,969)	153,534
Cash, beginning of period	744,613	672,788
Cash, end of period	$636,644	$826,322

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, net of amounts capitalized	$7,461,969	$7,756,278
Cash paid during the period for income taxes, net of refunds	635,980	831,068

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$258,395	$42,729

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